                                                                    EXHIBIT 10.7

                          GIGA INFORMATION GROUP, INC.

                    CO-SALE AND STOCK RESTRICTION AGREEMENT
                    ---------------------------------------



     This Co-Sale and Stock Restriction Agreement (the "Agreement") is made as of the 13th day of November, 1995 by and among Gideon Gartner ("Founder"), Giga Information Group, Inc., a Delaware corporation (the "Company"), and the undersigned holders of Series B Preferred Stock (the "Stockholders").

     In consideration of the mutual covenants set forth herein, the parties agree as follows:

     1.  Definitions.
         ------------

     (a) "Stock" shall mean, on a fully diluted basis, the shares of the Company's Common Stock now owned by the Founder, including any shares of Common Stock issuable upon conversion or exercise of any warrants, options or Preferred Stock held by the Founder.

     (b) "Preferred Stock" shall mean the Company's outstanding Series B Preferred Stock, $.001 par value.

     (c) "Common Stock" shall mean the Company's Common Stock, $.001 par value.

     2.  Sales by Founder.
         -----------------

     (a) Except in the case of any sale or transfer pursuant to the provisions of paragraphs 4(a) or 4(b) of this Agreement, if the Founder proposes to sell or transfer shares of Stock in one or more transactions then the Founder shall promptly give written notice (the "Notice") to the Company and the Stockholders at least twenty (20) days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the terms of such proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

     (b) Each Stockholder shall have the right, exercisable upon written notice to such Founder within fifteen (15) days after receipt of the Notice, to participate pro-rata in such sale of Stock on the same terms and conditions. To the extent one or more of the Stockholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock that the Founder may sell in the transaction shall be correspondingly reduced subject to the proviso in the preceding sentence.
                                       -------

     (c) Each Stockholder may sell all or any part of that number of shares of Preferred Stock, or Common Stock then owned by it, or Common Stock issuable upon conversion of Preferred Stock then owned (the "Stockholder Shares") equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the Notice by (ii) a fraction the numerator of which is the number of Stockholder Shares owned by such Stockholder at the time of the sale or transfer and the denominator of which is the total number of shares of Preferred Stock and Common Stock then held by the Stockholders and the Founder (subject to Section 2(e)).

     (d) If any Stockholder fails to elect to fully participate in such Founder's sale pursuant to this Section 2, the Founder shall give notice of such failure to the Stockholders who did so elect (the "Participants"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Participants shall have five (5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, and subject to Section 2(e), a Participant's pro rata share shall be the ratio of (x) the number of shares of Common Stock or Preferred Stock held by such Participant to (y) the total number of shares of Common Stock and Preferred Stock held by all Participants and the Founder.

     (e) In the event that the Founder shall sell Stock in one or more exempt trans actions pursuant to clause (a) of Section 4 representing the full amount of Stock permitted to be sold under such clause, then as to any subsequent proposed sales of Stock by the Founder representing up to the lesser of (a) 200,000 shares or (b) shares sold or to be sold for aggregate proceeds of up to $1,000,000, then for purposes of Section 2(c), a Stockholder's pro rata share shall be the ratio of (x) the number of shares of Common Stock, and Common Stock issuable upon conversion of Preferred Stock, held by such Stockholder to (y) the total number of shares of Common Stock, and Common Stock issuable upon conversion of Preferred Stock, held by all Stockholders.

     (f) Each Participant shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

     (i) the type and number of shares of Common Stock which such Participant elects to sell; or

     (ii) that number of shares of Series A or Series B Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Series A or Series B Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in subparagraph 2(e)(i) above. The

Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

     (g) The stock certificate or certificates that the Participant delivers to the Founder pursuant to paragraph 2(e) shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Participant.

     (h) The exercise or non-exercise of the rights of the Participants hereunder to participate in one or more sales of Stock made by the Founder shall not adversely affect their rights to participate in subsequent sales of Stock subject to paragraph 2(a).

     3.  Right Of First Offer.
         ---------------------

     3.1  General.  Each Stockholder has the right of first offer to purchase
          -------
such Stockholder's Pro Rata Share (as defined below), of all (or any part) of any stock that the Founder may from time to time propose to sell after the date of this Agreement. A Stockholder's "Pro Rata Share" for purposes of this right of first offer is the ratio of (x) the number of shares of Common Stock and Preferred Stock held by such Stockholders to (y) the total number of shares of Common Stock and Preferred Stock held by the Stockholders and the Founder.

     3.2  Subordination.  The right of first offer granted herein to the
          -------------
Stockholders under this Section 3 shall be subject to any right of first offer, or similar right, granted by the Founder to the Company relating to the Common Stock of the Company pursuant to any agreements or instruments executed by the Founder in connection with the grant to the Founder or exercise by the Founder of any options, or the purchase by the Founder of any Common Stock.

     3.3  Procedures.  In the event that the Founder proposes to sell Stock, it
          ----------
shall give to each Stockholder written notice of his intention to sell Stock (the "Notice"), describing the type of Stock and the price and the general terms upon which the Founder proposes to sell such Stock. Each Stockholder shall have ten (10) business days from the date of receipt of any such Notice to agree in writing to purchase such Stockholder's Pro Rata Share of such Stock for the price and upon the general terms specified in the Notice by giving written notice to the Founder and stating therein the number of shares of Stock to be purchased (not to exceed such Stockholder's Pro Rata Share). If any Stockholder fails to so agree in writing within such ten (10) day period to purchase such Stockholder's full Pro Rata Share of a sale of Stock (a "Nonpurchasing Stockholder"), then such Nonpurchasing Stockholder shall forfeit the right hereunder to purchase that part of his Pro Rata Share of such Stock that he did not so agree to purchase, and the Founder shall give notice of such failure to the Stockholders who did so elect (the "Purchasing Stockholders"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Purchasing Stockholders shall have five (5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, and subject to
Section 2(e), a Participant's pro rata share shall be the ratio of (x) the number of shares of Common Stock or Preferred Stock held by such Participant to
(y) the total number of shares of Common Stock and Preferred Stock held by all Purchasing Stockholders and the Founder.

     3.4  Failure to Exercise.  In the event that the Stockholders fail to
          -------------------
exercise in full their rights of first offer as set forth in this Section 3 within the prescribed period, then the Founder shall have 120 days thereafter to sell the Stock with respect to which the Stockholders' rights of first offer hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Founder's Notice to the Stockholders. In the event that the Founder has not sold the Stock within such 120-day period, then the Founder shall not thereafter sell any Stock without again first offering such Stock to the Stockholders pursuant to this
Section 3.

     4.  Exempt Transfers.  Notwithstanding the foregoing:
         ----------------

     (a) Section 2 hereof shall not apply to (i) sale of Stock if, after giving effect thereto, the Founder shall have sold less than an aggregate of the lesser of (a) 200,000 shares or (b) shares for aggregate proceeds of less than $1,000,000 after the date of this Agreement, or (ii) any sale of Stock to the Company;

     (b) neither Section 2 nor Section 3 hereof shall apply to (i) sales and transfers of not more than 200,000 shares in any year to employees, directors or strategic partners of the Company or its subsidiaries in connection with bona fide compensation arrangements, licensing transactions, consulting arrangements and the like; (ii) any pledge of Stock made pursuant to a bona fide loan transaction that creates a mere security interest; (iii) any transfer to the ancestors, descendants or spouse of the Founder or to trusts for the benefit of such persons or the Founder; or (iv) any bona fide gift; provided that (A) the Founder shall inform the Stockholders of such sale, pledge, transfer or gift prior to effecting it and (B) in the case of transfers or gifts under clauses
(iii) and (iv), the transferee or donee shall furnish the Stockholders with a written agreement to be bound by and comply with all provisions of Sections 2 and 3;

     (c) upon and after the consummation of a Qualified Public Offering (as defined in Section 7.4), the provisions of Section 2 and Section 3 hereof shall only apply to privately negotiated sales, and shall not apply to offers and sales to the public; and

     (d) the provisions of Section 2 and Section 3 hereof shall not apply to the sale of any Stock (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if prior to such sale, the Founder held less than 5% of the Company's outstanding shares.

     In the case of a transfer pursuant to clauses (b)(iii) or (iv), such transferred Stock shall remain "Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Founder" for purposes of this Agreement.

     5.  Prohibited Transfers.
         ---------------------

     (a) Notwithstanding any other provision set forth herein, the Founder agrees that he will not sell or transfer more than an aggregate of 800,000 shares of Stock during the three year period ending November 1, 1998 except in transactions permitted by Section 4.

     (b) In the event the Founder sells any Stock in contravention of the terms of this Agreement (a "Prohibited Transfer"), the Stockholders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

     (c) In the event of a Prohibited Transfer, each Stockholder shall have the right to sell to the Founder the type and number of shares of Stock equal to the number of shares each Stockholder would have been entitled to transfer to the purchaser under Section 2(c) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

     (i) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer.

     (ii) Within ninety (90) days after the later of the dates on which the Stockholder (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, each Stockholder shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

     (iii) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by a Stockholder, pursuant to this subparagraph 5(b), pay the aggregate purchase price therefor, in cash or by other means acceptable to the Stockholder.

     (iv) Notwithstanding the foregoing, any attempt by the Founder to transfer Stock in violation of Section 2 of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Stockholders.

     6.  Legend.
         -------

     (a) Each certificate representing shares of Stock now or hereafter owned by the Founder or issued to any person in connection with a transfer pursuant to
Section 4(a) hereof shall be endorsed with the following legend:

    "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AND STOCK RESTRICTION AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

     (b) The Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 6(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

     7.  Miscellaneous.
         --------------

     7.1  Governing Law. This Agreement shall be governed by and construed under
          -------------
the laws of the State of New York.

     7.2  Amendment. Any provision may be amended and the observance thereof may
          ---------
be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Stockholders, by persons holding more than fifty percent (50%) in interest of the Common Stock and Preferred Stock held by the Stockholders and their assignees, pursuant to Section 7.3 hereof, and (iii) as to the Founder, only by the Founder, provided that any Stockholder may waive any of his rights hereunder without obtaining the consent of any other Stockholder. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this paragraph shall be binding upon each Stockholder, its successors and assigns, the Company and the Founder.

     7.3  Assignment of Rights. This Agreement and the rights and obligations of
          --------------------
the parties hereunder shall inure to benefit of, and be binding upon, the parties hereto and their respective successors, assigns and legal representatives. The rights of the Stockholders hereunder are only assignable
(i) by each of such Stockholders to any other person or entity who, immediately prior to such transfer, is a Stockholder or (ii) to an assignee or transferee who acquires the lesser of (a) at least one hundred percent (100%) of the Common Stock and Preferred Stock held by a Stockholder or (b) 800,000 shares of Common Stock or Preferred Stock.

     7.4  Term. This Co-Sale and Stock Restriction Agreement shall terminate
          ----
upon the earlier of (i) the date two years following the closing of a firmly underwritten public offering (a "Qualified Public Offering") pursuant to a registration statement (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 under the Securities Act of 1933, as amended (the "Act")) under the Act covering the Company's Common Stock, which results in aggregate cash proceeds (prior to underwriters' commissions and expenses) to the Company and any selling stockholders of at least $15,000,000 and which has a public offering price of not less than $5.25 per share (as adjusted for any stock split, stock dividend, subdivision or combination of the Common Stock), or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary. If, at any time, any Stockholder sells or contracts to sell, in one or more transactions, an aggregate of 50% or more of the Stock held by such Stockholder, this Agreement shall terminate with respect to such Stockholder upon the consummation of any such sale.

     7.5  Ownership. The Founder represents and warrants that he is the sole
          ---------
legal and beneficial owner of the shares of stock subject to this Co-Sale and Stock Restriction Agreement and that no other person has any interest (other than a community property interest) in such shares.

     7.6  Notices. All notices required or permitted hereunder shall be in
          -------
writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days after deposit in the United States mail, by registered or certified mall, postage prepaid and properly addressed to the party to be notified (a) as set forth on Annex A to the Series B Preferred Stock
                                         -------
Purchase Agreement, dated as
of November 17, 1995 among the Company and the Stockholders, in the case of the Stockholders, (b) to the Founder at 146 West 57th Street, New York, N.Y. 10019;
(c) to the Company at 1 Longwater Circle, Norwell, MA 02061, attention: Vice President-Finance; or at such other address as such party may designate by ten
(10) days' advance written notice to the other parties hereto. Notwithstanding the foregoing, the telephone notice permitted by Section 2(d) shall be effective at the time it is given.

     7.7  Severability. In the event one or more of the provisions of this Co-
          ------------
Sale and Stock Restriction Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Co-Sale and Stock Restriction Agreement, and this Co-Sale and Stock Restriction Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     7.8  Attorney Fees. In the event that any dispute among the parties to this
          -------------
Co- Sale and Stock Restriction Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the closing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Co-Sale and Stock Restriction Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     7.9  Counterparts. This Co-Sale and Stock Restriction Agreement may be
          ------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The foregoing agreement is hereby executed as of the date first above written.

                              GIGA INFORMATION GROUP, INC.


                              By /s/ Gideon Gartner
                                ---------------------------------
                              Title  _____________________________
                              Address  __________________________
                                       __________________________
                                       __________________________

                              FOUNDER:

                              -----------------------------------
                               /s/ Gideon Gartner
                              -----------------------------------
                              Gideon Gartner

                    Address   ___________________________________
                              ___________________________________
                              ___________________________________

                             SIGNATURE PAGE TO THE
                    CO-SALE AND STOCK RESTRICTION AGREEMENT


THE STOCKHOLDERS:
- ----------------

Name of Stockholder:


Neill & Linda Brownstein
- ------------------------------------

By:  /s/  Neill H. Brownstein
     -------------------------------


Name of Stockholder:


Robert E. Cook
- ------------------------------------


By:  /s/  Robert E. Cook
     -------------------------------


Name of Stockholder:


Christopher J. DiVecchio
- ------------------------------------


By:  /s/  Christopher J. DiVecchio
     -------------------------------


Name of Stockholder:


Martin P. DuRoss
- ------------------------------------


By:  /s/  Martin P. DuRoss
     -------------------------------

Name of Stockholder:


Harry Edelson
- ------------------------------------


By:  /s/  Harry Edelson
     -------------------------------


Name of Stockholder:


Edelson Technology Partners III
- ------------------------------------


By:  /s/  Harry Edelson
     -------------------------------

Title:  General Partner
        ----------------------------


Name of Stockholder:


Richard J. Foudy
- ------------------------------------


By:  /s/  Richard J. Foudy
     -------------------------------


Name of Stockholder:


Gilo Family Partnership
- ------------------------------------


By:  /s/ Davidi Gilo
     -------------------------------

Name of Stockholder:


Michael J. Kolesar
- ------------------------------------


By:  /s/  Michael J. Kolesar
     -------------------------------

     2/29/96
     -------------------------------

Name of Stockholder:


/s/  John B. Landry
- ------------------------------------


By:     John B. Landry
       -----------------------------

Name of Stockholder:


Derek Lemke-von Ammon
- ------------------------------------


By:  /s/  Derek Lemke-von Ammon
     -------------------------------

Name of Stockholder:


RRE GIGA INVESTORS II, L.P.
By:  RRE PARTNERS, L.L.C.,
      as General Partner
- ------------------------------------
      By:  RRE Investors, L.L.C.,
            as Managing Member

By:  /s/  Stuart J. Ellman
     -------------------------------

Title:  Class A Member
        ----------------------------

Name of Stockholder:


Cornelius T. Ryan
- ------------------------------------


By:  /s/  Cornelius T. Ryan
     -------------------------------

Title:  Individual
        ----------------------------

Name of Stockholder:


Frederick G. Smith
- ------------------------------------


By:  /s/  Frederick G. Smith
     -------------------------------

Title:  Sup. Sales
        ----------------------------

Name of Stockholder:


Susan Tracy Wheeler
- ------------------------------------


By:  /s/  Susan Tracy Wheeler
     -------------------------------

21st. Century Communications Partners, L.P.
By:   Infomedia Associates, Ltd., a General Partner

By: /s/ Irwin Lieber
    ----------------------------
        Irwin Lieber

Title:  Treasurer

21st. Century Communications Foreign Partners, L.P.
By:   Infomedia Associates, Ltd., a General Partner

By: /s/ Irwin Lieber
    ----------------------------
        Irwin Lieber

Title:  Treasurer

21st. Century Communications T-E Partners, L.P.
By:   Infomedia Associates, Ltd., a General Partner

By: /s/ Irwin Lieber
    ----------------------------
        Irwin Lieber

Title:  Treasurer

Name of Stockholder:

S.G. Partners L.P.
- --------------------------------

By: /s/ Seymour Goldblatt
    ----------------------------

Title:
      --------------------------

Lagunitas Partners, L.P.

By: /s/ John Gruber, Its General Partner
   ----------------


Gruber & McBaine International

By: /s/ J. Patterson McBaine
   ---------------------------------------


Jon D. Gruber

/s/ John Gruber
- -----------------------------------------
(Jon D. Gruber)


J. Patterson McBaine

/s/ J. Patterson McBaine
- -----------------------------------------
(J. Patterson McBaine)


Derek Lemke-von Ammon

/s/ Derek Lemke-von Ammon
- -----------------------------------------
(Derek Lemke-von Ammon)


Haussmann Holdings:

By: /s/ Dana Schmidt
   --------------------------------------

Title: Dana Schmidt
      -----------------------------------


Montgomery Growth Partners, L.P.

By: Montgomery Asset Management, its G.P.
    -------------------------------------

By: /s/ Dana Schmidt
    -------------------------------------

Title: Principal
       ----------------------------------

Quota Fund, N.V.

By: /s/ Dana Schmidt
    ----------------------------

Title: Principal
       -------------------------


Montgomery Small Cap Partners III, L.P.

By: /s/ Keith High              , its General Partner
    ----------------------------

By: Keith High
    ----------------------------

Title: General Partner
       -------------------------


RRE Giga Investors, L.P.


By: RRE Investors L.L.C., its General Partner

By: /s/ Stuart Ellman
    ----------------------------

Title: Managing Director
       -------------------------


Kensington Partners L.P.

By: /s/ Richard Keim,           , Its General Partner
    ----------------------------

By: Dick Keim
    ----------------------------

Title: G.P.
       -------------------------

Name of Stockholder:

 The Matrix Technology Group N.V.
- --------------------------------------

By: /s/ Seymour Goldblatt
   -----------------------------------

Title: Managing Director
       -------------------------------


Name of Stockholder:

 Core Technology Fund Inc.
- --------------------------------------

By: /s/ Seymour Goldblatt
    ----------------------------------

Title: Managing Director
       -------------------------------


Name of Stockholder:

 Executive Technology L.P.
- --------------------------------------

By: /s/ Seymour Goldblatt
    ----------------------------------

Title: Pres. of S/2/ Tech which is
      --------------------------------
       Gen'l Ptr. of Exec. Tech.


Name of Stockholder:

 Yale University
- --------------------------------------

By: /s/ Seymour Goldblatt
    ----------------------------------

Title: President of S/2/ Tech
       -------------------------------

Name of Stockholder:

 Yale University Retirement Plan for Staff Employees
- -------------------------------------------------

By: /s/ Seymour Goldblatt
    ---------------------------------------------

Title: President of S2 Tech
       ------------------------------------------

Name of Stockholder:

 Sci-Tech Investment Partners L.P.
- -------------------------------------------------

By: /s/ Seymour Goldblatt
    ---------------------------------------------

Title: President of S2 Tech
       ------------------------------------------
       which is Gen'l Ptr of Sci-Tech


Name of Stockholder:

 Montsol Investments N.V.
- -------------------------------------------------

By: /s/ Seymour Goldblatt
    ---------------------------------------------

Title: Managing Director
       ------------------------------------------


Montgomery Small Cap
 Partners II, L.P.

By: /s/ Keith High
    ---------------------------------------------

Name of Stockholder:

 Acorn Fund
- ------------------------------------

By: /s/ Bruce H. Lauer
    --------------------------------

Title: Treasurer
       -----------------------------

Name of Stockholder:

 Nosrob Investments Ltd.
- ------------------------------------


By: /s/ Dana Schmidt
    --------------------------------

Title: Dana Schmidt - Principal
       -----------------------------

Name of Stockholder:

 Adam J. Brownstein
- ------------------------------------

By: /s/ Adam J. Brownstein
    --------------------------------


Name of Stockholder:

 Todd D. Brownstein
- ------------------------------------

By: /s/ Todd D. Brownstein
    --------------------------------

Name of Stockholder:

 Emily G. Hamilton
- ------------------------------------

By: Neill H. Brownstein, Father


Name of Stockholder:

 Will P. Gordon
- ------------------------------------

By: /s/ Will P. Gordon
    --------------------------------